Execution Version

SECOND AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of September 19, 2019 (the “Second Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;
(B)    The Borrower has requested the Credit Agreement be amended to permit it to enter into Swap Agreements with respect to the price of electricity in order to minimize the Borrower’s exposure to electrical price volatility; and
(C)    The Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement to permit the Borrower to enter into certain Swap Agreements with respect to the price of electricity, and the Borrower, the Administrative Agent, and Lenders have agreed to make other amendments to the Credit Agreement as set forth in this Second Amendment, in each case upon the terms and conditions set forth in this Second Amendment and to be effective as of Second Amendment Effective Date.
The parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Second Amendment Effective Date, in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

US 6564842v.5

“Electrical Swap Agreements” means one or more Swap Agreements with respect to the price of electricity, including congestion.
“Projected Electrical Usage” means, at any time, the Loan Parties’ reasonably anticipated projected future electrical usage.
“Second Amendment” means that certain Second Amendment to Sixth Amended and Restated Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.
“Second Amendment Effective Date” means September 19, 2019.
2.2    Amended and Restated Definitions. The following definitions in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.
“Swap Monetization” means assignment, termination, unwinding, monetization or transfer (by novation or otherwise) of any Swap Agreements in respect of commodities (other than Electrical Swap Agreements).
2.3    Amended Definition. The definition of “Swap Agreement” in Section 1.02 of the Credit Agreement is hereby amended to insert “, including Electrical Swap Agreements,” immediately after the words “any agreement” therein.
2.4    Amendment to Section 3.03(a) of the Credit Agreement. Section 3.03(a) of the Credit Agreement is hereby amended to delete “Unless and until a Replacement Rate is implemented in accordance with clause (b) below” and insert in lieu thereof “Subject to clause (b) below”.
2.5    Amendment to Section 9.17 of the Credit Agreement. Section 9.17 of the Credit Agreement is hereby amended to (a) delete the word “and” following the semi-colon at the end of clause (e) thereof, (b) delete the “.” at the end of clause (f) thereof and insert in lieu thereof “; and” and (c) insert a new clause (g) in appropriate alphabetical order thereto, which shall read in full as follows:
(g) Subject to the last paragraph of this Section 9.17, Electrical Swap Agreements (i) with an Approved Counterparty and (ii) the notional electrical usage of which (when aggregated with other Electrical Swap Agreements then in effect) does not exceed 85% of the Projected Electrical Usage for each month from the date such Electrical Swap Agreement (including each trade or transaction) is executed; provided, however, that such Electrical Swap Agreements shall not, in any case, have a tenor of longer than sixty (60) months.

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 2

2.6    Amendment to Section 9.17 of the Credit Agreement. Section 9.17 of the Credit Agreement is hereby amended by amending and restating the last two paragraphs therein to read in full as follows:
If, at the end of any calendar month, the Borrower determines that (a) the aggregate notional volumes of all Swap Agreements in respect of commodities (other than Electrical Swap Agreements) for such calendar month (other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) exceeded 100% of actual production of each of (i) crude oil, (ii) natural gas and (iii) natural gas liquids and condensate, calculated separately, for such calendar month, or (b) the aggregate notional electrical usage of all Electrical Swap Agreements for such calendar month (other than locational basis differential swaps on electrical usage already hedged pursuant to other Electrical Swap Agreements) exceeded 100% of the actual electrical usage of the Loan Parties for such calendar month, then in either such case, the Borrower shall (1) promptly notify the Administrative Agent of such determination, and (2) if requested by the Administrative Agent or the Supermajority Lenders, within 30 days after such request, (A) provide an updated report of the type set forth in the last paragraph of this Section 9.17 with respect to Projected Volume or Projected Electrical Usage, as applicable, and (B) terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements such that, at such time, (x) the volumes under commodity Swap Agreements (other than Electrical Swap Agreements) will not exceed 100% of the Projected Volumes set forth in the report delivered pursuant to the foregoing clause (A) for the then-current and any succeeding calendar month covered by such Swap Agreements and (y) the electrical usage under Electrical Swap Agreements will not exceed 100% of the Projected Electrical Usage set forth in the report delivered pursuant to the foregoing clause (A) for the then-current and any succeeding calendar month covered by such Electrical Swap Agreements.
The Borrower shall deliver a certificate of a Financial Officer setting forth, as of a recent date, a report detailing the Projected Volume and Projected Electrical Usage for each month during the forthcoming five year period, together, in either case, with the assumptions used in calculating such Projected Volume and Projected Electrical Usage, respectively, in form and substance reasonably satisfactory to the Administrative Agent (a) concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), (b) promptly upon the occurrence of any event (including any sale, transfer, assignment or other disposition of Oil and Gas Properties) that the Borrower determines in its reasonable discretion would (i) decrease the aggregate Projected Volume by 5% or more of the aggregate Projected Volume during the five-year period set forth in the most recent certificate previously delivered pursuant to the third to last paragraph of this Section 9.17 or (ii) decrease the aggregate Projected Electrical Usage by 5% or more of the Projected Electrical Usage during the five-year period set forth in the most recent report detailing Projected Electrical Usage delivered pursuant to the foregoing clause (a), and (c) at the election of the Borrower, up to two times during the period following the delivery

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 3

of the most recent certificate previously delivered pursuant to clause (a) above (or more frequently, if the Administrative Agent in its reasonable discretion approves).
2.7    Amendment to Article XII of the Credit Agreement. Article XII of the Credit Agreement is hereby amended to insert a new Section 12.22 immediately after Section 12.21 therein to read in full as follows:
Section 12.22    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12.22, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 4

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 3.    Conditions Precedent. This Second Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
3.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders constituting at least the Majority Lenders, which may be delivered by the means described in Section 5.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
3.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Second Amendment in accordance with Section 12.03(a) of the Credit Agreement.
3.3    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
3.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.
For purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Second Amendment Effective Date and such notice shall be conclusive and binding.

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 5

Section 4.    Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Second Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Second Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not immediately after giving effect to this Second Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Second Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Second Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment. This Second Amendment shall constitute a Loan Document.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Second Amendment Effective Date, which may have occurred prior to the Second Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein,

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 6

amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Second Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.3    Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Second Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Second Amendment.
5.4    Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Second Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.
5.5    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.6    Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.7    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Second Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
5.8    Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 7

[Signature Pages to Follow]

Second Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 8

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:    /s/ A. WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

By:     /s/ TIMOTHY GREEN
Name:     Timothy Green
Title:     Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION, Individually and as Co-Syndication Agent

By:     /s/ ALIA QADDUMI
Name:     Alia Qaddumi
Title:    Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:     /s/ JO LINDA PAPADAKIS
Name:     Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BBVA USA, Individually and as
Co-Documentation Agent

By:     /s/ JULIA BARNHILL
Name:     Julia Barnhill
Title:    Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMERICA BANK

By:     /s/ MARK FUQUA
Name:     Mark Fuqua
Title:    Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:     /s/ JAKE LAM
Name:     Jake Lam
Title:    Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ GRACE GARCIA
Name:     Grace Garcia
Title:    Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:     /s/ GUY C. EVANGELISTA
Name:     Guy C. Evangelista
Title:    Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ CAMERON BREITENBACH
Name:     Cameron Breitenbach
Title:    Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ JAMIE MINIERI
Name:     Jamie Minieri
Title:    Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ DAVID. M. BORNSTEIN
Name:     David M. Bornstein
Title:    Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:     /s/ RYAN KNAPE
Name:     Ryan Knape
Title:    Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ JOHN C. LOZANO
Name:     John C. Lozano
Title:    Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BMO HARRIS BANK N.A.

By:     /s/ PATRICK JOHNSTON
Name:     Patrick Johnston
Title:    Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]